UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2016 (August 31, 2016)

CHANGE HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34435	20-5799664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 31, 2016, McKesson Corporation (“McKesson”) received a request for additional information and documentary material from the U.S. Department of Justice (“DOJ”) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the entry into a contribution and sale agreement, dated as of June 28, 2016, by and among Change Healthcare, Inc. (“Change Healthcare”), a Delaware corporation and the indirect parent company of Change Healthcare Holdings, Inc. (the “Company”), McKesson and other affiliated parties (the “Contribution Agreement”) pursuant to which the Change Healthcare stockholders and McKesson agreed to combine substantially all of the Company’s business with certain business units of McKesson to form a healthcare information technology company.

Change Healthcare and McKesson will respond as quickly as practicable and continue to work cooperatively with the DOJ staff in connection with its review of the transactions contemplated in the Contribution Agreement. Both Change Healthcare and McKesson continue to anticipate that the transactions will be completed in the first half of calendar year 2017.

Forward Looking Statements

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are subject to a number of risk and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements regarding the expected timing of the completion of the transactions contemplated by the Contribution Agreement; the ability to complete the transactions contemplated by the Contribution Agreement considering the various closing conditions; the expected benefits and costs of the transactions contemplated by the Contribution Agreement; any projections of earnings, revenues, synergies or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding product or service developments, extensions or integration; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include risks related to the timing or ultimate completion of the transactions contemplated by the Contribution Agreement, including the satisfaction or waiver of all applicable closing conditions, including antitrust clearance and completion of audited financial statements of the McKesson Technology Solutions businesses being contributed to the new company; the possibility that expected benefits may not materialize as expected; ability to successfully implement integration strategy for the new company; as well as the ability to ensure continued performance or market growth of the Company’s, McKesson’s and the new company’s products and services. These risks, uncertainties and other factors, and the general risks associated with the respective businesses of the Company and McKesson described in the reports and other documents submitted by each of them to the Securities and Exchange Commission, could cause actual results to differ materially from those referred to in the forward-looking statements. All forward-looking statements are based on information currently available to the Company and McKesson and are qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. Except to the extent required by law, neither the Company nor McKesson assumes any obligation to update forward-looking statements or other statements included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregory T. Stevens
Gregory T. Stevens
Executive Vice President, General Counsel and Secretary

Date: September 6, 2016